                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 16, 2005
                                                          --------------

                  Wachovia Commercial Mortgage Securities, Inc.
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                 (Exact name of registrant specified in Charter)

   North Carolina               333-120922-02                 56-1643598
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   (State or other               (Commission                (IRS Employer
   jurisdiction of               File Number)            Identification No.)
   incorporation)

         301 South College Street
         Charlotte, North Carolina                        28288-0166
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 (Address of principal executive offices)                  Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (704) 374-6161

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation if the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4d(c))

ITEM 8.01.   Other Events.

(A)  Attached as an exhibit to this Form 8-K is a copy of certain information provided to potential investors with regard to Wachovia Commercial Mortgage
     Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series
     2005-C17.

(B)  Attached as an exhibit to this Form 8-K is a structural and collateral term sheet (the "Term Sheet") furnished to the Registrant on behalf of the underwriters by Wachovia Capital Markets, LLC (and when joined by
     Countrywide Securities Corporation, Citigroup Global Markets Inc., ABN AMRO
     Incorporated, Credit Suisse First Boston LLC and Goldman, Sachs & Co., the
     "Underwriters"), in respect of the Registrant's proposed offering of
     Commercial Mortgage Pass-Through Certificates, Series 2005-C17 (the
     "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form
     S-3 (No. 333-120922) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheet by reference in the Registration Statement.

The Term Sheet was prepared by the Underwriters and the Registrant.

Any statement or information contained in the Term Sheet shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.   Financial Statements, Pro Forma Information and Exhibits.

(a)  Financial Statements                   Not Applicable

(b)  Pro Forma Financial Information        Not Applicable

(c)  Exhibits

Item 601(a) of Regulation S-K

Exhibit No.         Description
-----------         -----------
99.1                Investor Communication, delivered March 16, 2005

99.2                Term Sheet

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

                                   By: /s/ William J. Cohane
                                       -----------------------------------
                                       Name:  William J. Cohane
                                       Title: Managing Director

Date:  March 18, 2005

                                  EXHIBIT INDEX

Item 601(a) of
Regulation S-K
Exhibit No.               Description
-----------               -----------
99.1                      Investor Communication, delivered March 16, 2005

99.2                      Term Sheet